United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CLS HOLDINGS USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, Florida 33156

(888) 359-4666

October 6, 2022

Dear Stockholder:

On behalf of the Board of Directors and management of CLS Holdings USA, Inc., you are cordially invited to join us at the 2022 Annual Stockholders Meeting (the “2022 Annual Meeting”) to be held at 8:00 a.m. local time on November 17, 2022 at 1800 Industrial Road, Suite 102, Las Vegas, NV 89102. Due to space limitations, only one person per stockholder and, if necessary, one additional person providing necessary assistance to such stockholder will be admitted to the 2022 Annual Meeting.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting, and our annual report on Form 10-K for the fiscal year ended May 31, 2022. We also will report on matters of current interest to our stockholders.

At this year’s meeting, you will be asked to:

(1)	elect one director nominee to serve for a three-year term as a Class II director;

(2)	ratify the appointment of our independent registered public accounting firm for our fiscal year ending May 31, 2023; and

(3)	transact such other business as may properly come before the 2022 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors recommends the election of the nominee for director and approval of each of the other proposals.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the 2022 Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing and promptly returning a proxy card, or you may vote in person at the 2022 Annual Meeting.

Thank you for your continuing support of CLS Holdings USA, Inc. and its vision.

Sincerely,

Andrew Glashow

President and CEO

CLS HOLDINGS USA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 17, 2022

To the Stockholders of CLS Holdings USA, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2022 Annual Meeting”) of CLS Holdings USA, Inc., a Nevada corporation (the “Company”), will be held at 1800 Industrial Road, Suite 102, Las Vegas, NV 89102 at 8:00 a.m. local time on Thursday, November 17, 2022 for the following purposes:

1.	Election of one Class II Director;

2.	Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023; and

3.	Transaction of such other business as may properly come before the 2022 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 22, 2022, as the record date for determining those stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please vote using our secure online voting website or by signing, dating and returning your enclosed proxy card in the postage-paid envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

Andrew Glashow, President and Chief Executive Officer

Miami, Florida

October 6, 2022

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE 2022 ANNUAL MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE 2022 ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES AT THE MEETING.

The Company’s notice of annual meeting, proxy statement and annual report on Form 10-K for the fiscal year ended May 31, 2022 are available on the Internet at www.proxyvote.com.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
GENERAL INFORMATION	1
PROPOSAL 1: ELECTION OF CLASS II DIRECTOR	5
MANAGEMENT AND CORPORATE GOVERNANCE	6
EXECUTIVE COMPENSATION	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
REPORT OF THE AUDIT COMMITTEE	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2023	16
STOCKHOLDERS MATTERS	17
OTHER BUSINESS	18
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	18

CLS HOLDINGS USA, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 17, 2022

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of CLS Holdings USA, Inc. of proxies to be voted at our 2022 Annual Meeting of Stockholders to be held on November 17, 2022, at 8:00 a.m. local time at 1800 Industrial Road, Suite 102, Las Vegas, NV 89102, and at any postponements or adjournments thereof. In this proxy statement, CLS Holdings USA, Inc. is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being made available or mailed to our stockholders is October 6, 2022.  You should review the information provided in this proxy statement with our annual report on Form 10-K for the fiscal year ended May 31, 2022, which is being made available or delivered to stockholders simultaneously with this proxy statement. Stockholders may access our proxy materials at www.proxyvote.com or on our website at www.clsholdingsinc.com.

GENERAL INFORMATION

Who is entitled to vote at the 2022 Annual Meeting?

Our Board has set the close of business on September 22, 2022 as the record date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2022 Annual Meeting. As of the record date, the Company had 72,517,576 outstanding shares of common stock entitled to notice of, and to vote at, the 2022 Annual Meeting. This gives effect to the recent one-for-four reverse stock split of our outstanding common stock, and conversions of certain convertible debentures into shares of common stock, each as more particularly described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2022. This amount does not give effect to the rounding up of any fractional shares held by beneficial owners as a result of the reverse stock split. No other securities are entitled to vote at the 2022 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2022 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of our common stock that is owned as of the close of business on the record date on all matters to come before the 2022 Annual Meeting. Under our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), stockholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the 2022 Annual Meeting?

To conduct business at the 2022 Annual Meeting, a quorum must be present. The attendance, in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote on the matters being considered at the 2022 Annual Meeting is necessary to constitute a quorum. For purposes of determining whether a quorum exists, we count proxies marked “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have not given the broker the authority to vote your shares on non-routine matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

We use the “Notice and Access” method of providing proxy materials to our stockholders via the Internet. We believe that this process provides you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about October 6, 2022, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice will also contain instructions on how to receive a paper copy of your proxy materials.

To vote by mail, please sign, date and return as soon as possible the proxy card, enclosed with your proxy materials or delivered to you if you request proxy materials in paper form. An envelope with postage paid, if mailed in the United States, is or will be provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet as described above, you do not need to mail a proxy.

You may vote by ballot in person at the 2022 Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the 2022 Annual Meeting. Even if you plan to attend the 2022 Annual Meeting, you are encouraged to submit a proxy card or vote by Internet to ensure that your vote is received and counted. If you vote in person at the 2022 Annual Meeting, your prior proxy will be revoked.

In addition, if you are a stockholder of record, you may revoke your proxy by giving written notice of revocation to the Corporate Secretary of the Company bearing a later date than your proxy, or by executing and delivering to the Corporate Secretary a proxy card dated after the date of your proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: CLS Holdings USA, Inc., 11767 South Dixie Highway, Suite 115, Miami, Florida 33156, Attention: Corporate Secretary. If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner prior to the 2022 Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 regarding the ratification of the Audit Committee’s appointment of M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending May 31, 2023 is considered a routine proposal. Proposal 1, election of a Class II director, is considered non-routine. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the 2022 Annual Meeting in accordance with your wishes. If you do not provide instructions to your bank or brokerage firm, your shares will not be voted, except on Proposal 2.

What vote is required and how will abstentions and broker discretionary voting effect the proposals?

The election of the Board’s nominee to the Board of Directors at the 2022 Annual Meeting is expected to be an uncontested election. Our Amended and Restated Bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board. Stockholders are not permitted to vote against a candidate. For purposes of determining whether a quorum is present, votes cast include votes to “withhold” and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes will have no impact on Proposal 1.

Proposal 2 will be ratified if votes representing a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal 2.

How does the Board of Directors recommend that I vote?

Our Board unanimously recommends that you vote as follows:

	Proposal	Board Recommendation	For More Information, See Page

(1)	Election of one director	FOR THE NOMINEE	5

(2)	Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023	FOR	16

We will also consider other business, if any, that is properly presented at the 2022 Annual Meeting. At the time of availability of this proxy statement, however, we are not aware of any matters to be presented at the 2022 Annual Meeting other than those described in this proxy statement.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please vote using each proxy card or voting instruction form you receive or, if you vote by Internet, you will need to enter each of your Control Numbers. Remember, you may vote by Internet, telephone, in person at the 2022 Annual Meeting, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board of Directors by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request.

May I attend the 2022 Annual Meeting?

Only holders of our shares as of the record date are entitled to attend the 2022 Annual Meeting. If you are a stockholder of record attending in person, please be prepared to provide proper identification, such as a driver’s license or state identification card. All stockholders will need proof of identification along with proof of stock ownership to enter the 2022 Annual Meeting. Beneficial owners of shares held in “street name” who wish to attend the meeting must present proof of ownership of our common stock as of the record date, such as via a bank or brokerage account statement, and will only be able to vote at the 2022 Annual Meeting if they have a proxy, executed in their favor, from the stockholder of record (the bank, brokerage firm, or other nominee) giving them to right to vote the shares at the 2022 Annual Meeting. Due to space limitations, only one person per stockholder and, if necessary, one additional person providing necessary assistance to such stockholder will be admitted to the 2022 Annual Meeting. We reserve the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

May I record or take pictures at the 2022 Annual Meeting?

No cameras, recording equipment, sound equipment or video equipment will be permitted in the meeting room. No large bags, briefcases or packages will be permitted at the 2022 Annual Meeting.

Can the 2022 Annual Meeting date be changed?

The 2022 Annual Meeting may not be adjourned, unless approved by the holders of a majority of the shares represented and entitled to vote at the 2022 Annual Meeting. If adjourned, adjournment would be announced at the 2022 Annual Meeting. If we postpone the 2022 Annual Meeting, we will announce the new date, time and location of the 2022 Annual Meeting by press release prior to the rescheduled 2022 Annual Meeting date.

Where and when will I be able to find the voting results?

You can find the official results of voting at the 2022 Annual Meeting in our Current Report on Form 8-K that we will file with the SEC following the 2022 Annual Meeting.

What information is available on the Internet?

A copy of this proxy statement and our annual report on Form 10-K for the fiscal year ended May 31, 2022, are available for download free of charge at www.proxyvote.com.

Our website address is www.clsholdingsinc.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, analyst presentations and financial information regarding us is routinely posted and accessible on the Investors subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investors subpage of our website.

In addition, we make available on the Investors subpage of our website (under the link “SEC Filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3 and 4 and any amendments to those reports, as soon as practicable after we electronically file such reports with the SEC. Further, copies of our Articles of Incorporation and Bylaws and the charter for the Audit Committee of our Board of Directors are also available on the Investors subpage of our website (under the link “Governance”).

Who can answer my questions?

Your vote at the 2022 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date your enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call our Corporate Secretary at (888) 359-4666.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our proxy statement and our annual report on Form 10-K for the fiscal year ended May 31, 2022 are available on our website at www.clsholdingsinc.com and also may be obtained by contacting our Corporate Secretary by phone at (888) 359-4666 or by mail sent to the Corporate Secretary, 11767 South Dixie Highway, Suite 115, Miami, Florida 33156.

PROPOSAL 1:

ELECTION OF CLASS II DIRECTOR

The Board currently consists of three members and is divided into three classes with each class of directors serving a staggered three-year term. Ross Silver’s term as a director expires in 2024, David Zelinger’s term expires in 2023, and Andrew Glashow’s term expires in 2022.

Nominee for Election to the Board

Our Board of Directors has nominated Andrew Glashow for election at the 2022 Annual Meeting as a Class II director, to serve until the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death.

Unless authority to vote for the election of the nominee is withheld by marking the proxy card to that effect, the persons named as proxies on the enclosed proxy card will, upon receipt of a properly executed proxy card, vote to elect the nominee for the term described above. The Board of Directors knows of no reason why the nominee should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of such substitute as the Board of Directors may designate.

Background Information on Nominee

Andrew Glashow, President, Chief Operating Officer and Director

On August 16, 2022, Mr. Glashow was appointed as our Chief Executive Officer. Mr. Glashow has also served as our President since March 1, 2019 and as a director since December 2017, and formerly served as our Chief Operating Officer from March 2019 until his appointment as Chief Executive Officer in August 2022. Mr. Glashow served as a partner in Star Associates, LLC, a corporate finance firm specializing in the placement of capital for small and emerging growth companies, from March 2018 to July 2020. Prior to forming Star Associates, Mr. Glashow was a founding partner of New World Merchant Partners LLC, a capital markets and business advisory firm, and served as a Managing Director since its inception in September 2009. Mr. Glashow is an investment banker specializing in microcap transactions in the $5 million to $50 million range. He has in excess of 25 years of experience in the capital markets and in all phases of business start-up and growth, including feasibility studies, business plans, equity and debt funding, private placements, reverse mergers and IPOs. Mr. Glashow has worked with many investment banking firms and maintains close relationships with decision makers at several of them. Mr. Glashow has served as Chief Executive Officer and President of multiple companies that he helped capitalize. Mr. Glashow is a graduate of the University of New Hampshire’s Whitemore School of Business and Economics.

We believe Mr. Glashow’s extensive experience in growing businesses and in corporate finance and as an executive officer of our Company allows him to be a valuable member of our Board and to contribute to the realization of our strategic vision. Mr. Glashow is not considered an independent director because of his officer positions with the Company.

Vote Required and Recommendation

The nominee for election to the Board of Directors is elected by a plurality of the votes cast at the 2022 Annual Meeting. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. Votes to “withhold” authority and abstentions with respect to that director’s election do not impact the plurality vote. Therefore, since the current nominee is uncontested, there is no set number of votes that must be obtained to elect the nominee and a single vote for the candidate will result in his election. Stockholders do not have the right to cumulate their votes for directors. A broker non-vote with respect to the election of a nominee to the Board of Directors will not be voted with respect to such nominee, although it will be counted for purposes of determining whether a quorum is present.

The Board of Directors unanimously recommends you vote FOR the nominee for director set forth above.

MANAGEMENT AND CORPORATE GOVERNANCE

Board and Officer Structure

Our Articles of Incorporation provide that the Board of Directors be divided into three classes with each class serving a staggered three-year term. The term of Class I directors expires at our 2024 Annual Meeting, the term of Class II directors expires at our 2022 annual meeting, and the term of Class III directors expires at our 2023 annual meeting. David Zelinger serves as the sole member of Class III, Andrew Glashow serves as the sole member of Class II and Ross Silver serves as the sole member of Class I. Executive officers are appointed by the Board of Directors and serve at its pleasure. Ross Silver and David Zelinger are independent directors, as that term is defined by Nasdaq rules. We do not have an “audit committee financial expert” within the meaning of SEC rules. As of the date of this report, our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Age	Title	Term Expires
Andrew Glashow	59	President, Chief Executive Officer and Director	2022
Ross Silver	44	Director	2024
David Zelinger	49	Director	2023

Please see “Background Information on Nominee” above for information regarding the business experience of Andrew Glashow, the candidate for reelection to the Board.

Ross Silver, Director

Mr. Silver was appointed to serve as a member of our Board of Directors commencing February 18, 2022 to fill a vacancy on the Board of Directors. In 2016, Mr. Silver founded Sylva International LLC, a marketing and consulting firm doing business as Sylvacap Media. Sylva International is a Registered Investment Advisor in the State of Oregon. Prior to founding Sylva International, Mr. Silver founded Vista Partners, a hedge fund and independent equity research firm, and served as Principal Analyst and CEO from 2005-2016. Prior to starting Vista, Mr. Silver was a Research Analyst for Trinity Capital Advisors, Inc., a San Francisco-based hedge fund, and a research associate for Dresdner RCM (now Allianz) covering consumer discretionary and consumer staple companies. Prior to working for Dresdner, Mr. Silver was a member of Canadian Imperial Bank of Commerce’s technology, media, and telecom investment banking group, where he worked primarily on M&A but also on equity and debt offerings. Mr. Silver served as a consultant for government agencies including the National Institutes of Health (NIH), actively speaks at conferences globally as well as at universities, was a Board Member for his local American Red Cross chapter and was a member of 100 Men Who Care, a Bend, Oregon local non-profit. Mr. Silver holds a Series 65 securities license.

As a result of Mr. Silver’s background in finance and extensive track record as an advisor, analyst, and leader, we believe Mr. Silver is an excellent fit for our team as we look toward future growth. Mr. Silver is considered an independent director.

David Zelinger, Director

Mr. Zelinger was appointed to serve as a member of our Board of Directors commencing August 16, 2022 to fill a vacancy on the Board of Directors. After spending eight years in investment banking, with executive positions at Archeus Capital and Deutsche Bank, as well as holding various roles in both startups and multi-national fintech firms, Zelinger entered the cannabis industry in 2021. He joined LeafLink to help build their funding and technology solutions business in the Nevada market, gaining insight on the infrastructure of the cannabis market. Though he recently left this position to rejoin the fintech industry as the Chief Operating Officer for RTX Fintech & Research, a FTC regulated swap execution facility, in 2022, he still remains closely engaged with the cannabis industry. As his home state of New York expands into adult-use, he advises new license holders on how to go to market, capital management, and strategic planning.

As a result of Mr. Zelinger’s background in finance and extensive track record as an advisor, analyst, and leader, and experience in the cannabis industry, we believe Mr. Zelinger is an excellent fit for our team as we look toward future growth. Mr. Zelinger is considered an independent director.

Board Independence and Committees

We are not currently listed on any U.S. national securities exchange or quoted on an inter-dealer quotation system that has a requirement that certain of the members of the Board of Directors be independent. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and in SEC rules, including the rules relating to the independence standards in audit committee members and the non-employee director definition of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Our Board of Directors has appointed David Zelinger, Andrew Glashow and Ross Silver to serve on our audit committee (the “Audit Committee”). Mr. Glashow serves as chairman of the Audit Committee, although in view of his recent appointment as Chief Executive Officer, the Board of Directors will be considering whether a different director should be appointed to replace Mr. Glashow as Audit Committee Chair. We currently do not have nominating or compensation committees, or committees performing similar functions, nor do we have a written nominating or compensation committee charter. Our Board of Directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by the entire Board of Directors.

Our Board of Directors currently has two independent directors, Ross Silver and David Zelinger, who also serve on our Audit Committee. We do not have an “audit committee financial expert” within the meaning of SEC rules. The Board of Directors expects to continue to evaluate whether and to what extent the members of the Board of Directors are independent. The Company intends to appoint persons to the Board of Directors who will meet the corporate governance requirements imposed by a national securities exchange. Therefore, the Company expects that in the future a majority of our directors will be independent directors of which at least one director will qualify as an “audit committee financial expert.”

Additionally, the Board of Directors expects to appoint a governance committee and compensation committee and to adopt charters relative to each such committee in the future.

Code of Ethics

In order to conserve cash, we have not adopted a written code of ethics. Nevertheless, the Board of Directors expects to adopt a code of ethics that is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

EXECUTIVE COMPENSATION

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

As a smaller reporting company, we are required to disclose the executive compensation of our named executive officers, which consist of the following individuals, for the fiscal years ended May 31, 2022 and May 31, 2021, respectively: (i) any individual serving as our principal executive officer or acting in a similar capacity, during the fiscal year ended May 31, 2022; (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of the most recently completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.

Summary Compensation Table

The following table discloses compensation paid or to be paid to our named executive officers for the fiscal years ended May 31, 2022 and May 31, 2021.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)

Andrew Glashow,	2022	204,167	237,437	(1)	—		—	—	22,800		464,404
Chief Executive Officer and President	2021	200,000	—		80,811	(2)	—	—	22,800	(3)	303,611

Charlene Soco, (4)	2022	143,811	3,100		4,390	(5)	—	—	—		151,301
Executive Vice President of Finance of the Company; Vice President of Finance of Alternative Solutions, LLC and CLS Nevada, Inc.	2021	85,250	1,300		—		—	—	—		86,550

Jeffrey Binder, (6)	2022	200,000	—		—		—	—	—		200,000
Former Chairman and Former Chief Executive Officer	2021	200,000	—		—		—	—	—		200,000

1	Includes $50,000 paid to Star Associates LLC, a consulting company of which Mr. Glashow is the control person.
2

Pursuant to his employment agreement, Mr. Glashow was granted 500,000 shares of restricted common stock with a fair value of $215,500, which fully vested in two equal installments on March 1, 2021 and on March 1, 2022.

3	Represents an automobile allowance of $1,000 per month and health insurance costs equal to $900 per month.
4	Ms. Soco was appointed as Executive Vice President of Finance of the Company effective April 13, 2022.
5	Pursuant to an amendment to her employment agreement, on February 4, 2022, Ms. Soco was granted 50,000 shares of common stock with a fair value of $4,390.
6

On August 16, 2022, Mr. Binder, then Chairman and Chief Executive Officer of the Company, resigned as an officer and director of the Company and each of its subsidiaries for personal reasons. Simultaneously, Mr. Binder and the Company mutually agreed to terminate Mr. Binder’s Employment Agreement and Amended and Restated Confidentiality, Non-Compete and Property Rights Agreement.

Narrative Disclosure to Summary Compensation Table

We currently do not have a stock option plan or any other incentive plan that provides for compensation intending to serve as an incentive for performance except as provided in the employment agreements of Mr. Glashow and Ms. Soco. The following is a narrative discussion of our named executive officers’ employment agreements and other contractual arrangements that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table with respect to fiscal years ended May 31, 2022 and 2021.

Employment Agreements and Other Contractual Arrangements

Andrew Glashow

On March 1, 2019, the Company and Andrew Glashow entered into a two-year employment agreement and Mr. Glashow commenced serving as our President and Chief Operating Officer. Under the agreement, Mr. Glashow is entitled to receive an annual salary of $175,000. Further, he is entitled to receive a performance bonus equal to 1% of our annual EBITDA, and annual restricted stock awards in an amount equal to 1% of our annual EBITDA. Additionally, Mr. Glashow is entitled to a one-time signing bonus of 500,000 shares of our restricted common stock, half of which vested on March 1, 2020, and half of which vested on March 1, 2022. Effective March 1, 2019, and in connection with the employment agreement, Mr. Glashow and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Mr. Glashow agreed (i) not to compete with us during the term of his employment and for a period of one year thereafter, (ii) not to release or disclose our confidential information, and (iii) to assign the rights to all work product to us, among other terms.

On October 14, 2019 but effective October 1, 2019, the Company and Mr. Glashow entered into an amendment to his employment agreement to extend the term by one year instead of relying on the automatic one-year renewal provision in the employment agreement, and to increase Mr. Glashow’s annual base salary to $200,000. The amendment also provides that in addition to his base salary, Mr. Glashow is entitled to receive, on an annual basis, a performance-based bonus equal to two percent (2%) of our annual EBITDA up to a maximum annual cash compensation of $1 million including base salary, and annual stock options, exercisable at the fair market value of our common stock on the effective date of grant, in an amount equal to 2% of our EBITDA up to $42.5 million and 4% of its annual EBITDA in excess of $42.5 million. Additionally, the amendment provides for certain change of control provisions, including a payment of up to three years base salary and bonuses up to a maximum of $1,000,000, if Mr. Glashow resigns or is terminated in connection with a change in control of the Company.

Effective August 16, 2022, in connection with Mr. Glashow’s appointment as the Company’s Chief Executive Officer, the Company entered into a Third Amendment to Employment Agreement with Mr. Glashow, pursuant to which we increased Mr. Glashow’s base salary to $262,500 per annum. Except as specifically amended by the Third Amendment, all terms of Mr. Glashow’s Employment Agreement, as amended, including Exhibit A thereto, remain in full force and effect.

Charlene Soco

On June 6, 2019, Alternative Solutions, LLC (“Alternative Solutions”) and Ms. Soco entered into an employment agreement with an initial term beginning June 17, 2019, pursuant to which Ms. Soco was appointed as Assistant Controller of Alternative Solutions. Under the agreement, Ms. Soco is entitled to receive an annual salary of $70,000. On June 6, 2019, and in connection with the employment agreement, Ms. Soco and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Ms. Soco agreed (i) not to compete with the Company during the term of her employment and for a period of one year thereafter, (ii) not to release or disclose the Company’s confidential information, and (iii) to assign the rights to all work product to the Company, among other terms.

On October 27, 2021, Ms. Soco’s employment agreement was amended to increase her annual salary to $117,500 and extend her employment agreement review date to November 1, 2022. Pursuant to this amendment, the Company also granted Ms. Soco 50,000 shares of common stock, which shares were never issued. On February 4, 2022, Ms. Soco’s employment agreement was further amended to grant Ms. Soco 50,000 shares of common stock, which grant was in replacement of the October 27, 2021 grant, and increase her base annual salary to $137,500. The amendment also extended Ms. Soco’s employment agreement review date to February 4, 2023. On May 19, 2022, Alternative Solutions, the Company and Ms. Soco entered into a Clarification to Second Amendment to Employment Agreement to clarify certain terms of her employment agreement, as amended, including her promotion to Controller of Alternative Solutions and then to Vice President of Finance of Alternative Solutions and CLS Nevada, Inc. On August 17, 2022, Ms. Soco’s employment agreement was further amended to grant Ms. Soco 50,000 shares of restricted common stock. The shares shall become fully vested, and the restrictions removed, on December 31, 2022 if Ms. Soco remains employed by the Company and/or Alternative Solutions as of such date. Ms. Soco may not sell, transfer, pledge or assign such restricted shares, may not vote such restricted shares, and will not have the right to receive any dividends on the restricted shares until such restrictions are removed.

Jeffrey Binder

On August 16, 2022, in connection with Jeffrey Binder’s resignation as an officer and director of the Company and its subsidiaries, Mr. Binder and the Company mutually agreed to terminate his employment agreement and Amended and Restated Confidentiality, Non-Compete and Property Rights Agreement. On the same date, to assure a smooth management transition, the Company and CLS Labs, Inc., a wholly owned subsidiary of the Company (“CLS Labs”), retained Mr. Binder as an independent contractor to perform consulting services for the Company, and entered into a consulting agreement (the “Consulting Agreement”) with Mr. Binder for a term of one year for no compensation other than reimbursement of his expenses. The Consulting Agreement also provides that Mr. Binder will not compete with the Company for a period of one year in the State of Nevada, and provides additional terms agreed upon between the Company and Mr. Binder as provided therein.

Director Compensation

We pay our non-employee directors cash fees of $5,000 per meeting of the Board or any committee thereof, up to a maximum of $20,000 per director per year, and reimburse their reasonable out-of-pocket expenses incurred in connection with their services on the Board of Directors.

Outstanding Equity Awards at May 31, 2022

The following table sets forth information regarding outstanding stock options or unvested equity awards as of May 31, 2022. None of our named executive officers had any outstanding stock options or unvested equity awards as of May 31, 2022.

	Option Awards					Restricted Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Andrew Glashow	—	—	—	—	—	—	—	—	—

Charlene Soco	—	—	—	—	—	—	—	—	—

Jeffrey Binder	—	—	—	—	—	—	—	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 22, 2022 by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our common stock. To our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 72,517,576 shares of common stock issued and outstanding on September 22, 2022, which gives effect to the recent one-for-four reverse stock split of our outstanding common stock and issuances of common stock upon the conversion of certain debentures, each as more particularly described in the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2022. This amount does not give effect to the rounding up of any fractional shares held by beneficial owners as a result of the reverse stock split.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o CLS Holdings USA, Inc., 11767 S. Dixie Hwy, Suite 115, Miami, FL 33156.  Pursuant to SEC rules, we have included shares of common stock that the person has the right to acquire within 60 days after September 22, 2022.

Officers and Directors

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common Stock	Andrew Glashow	131,250	(2)	*
Common Stock	Charlene Soco	26,095	(3)	*
Common Stock	Jeffrey I. Binder	2,179,493	(4)	3.01%
Common Stock	Ross Silver	1,125,000	(5)	1.55%
Common Stock	David Zelinger	-		-
	All directors and executive officers as a group (5 persons)	3,461,838	(6)	4.77%

* Indicates ownership of less than 1% of the outstanding shares of our common stock.

1

Except as otherwise indicated, to our knowledge, the persons named in this table have sole voting, investment and dispositive power with respect to all shares of common stock listed. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

2	Includes (i) 125,000 shares of our common stock held directly by Mr. Glashow; and (ii) 6,250 shares indirectly held through Mr. Glashow's IRA.

3

Includes (i) 13,595 shares of our common stock held directly by Ms. Soco; and (ii) 12,500 shares of our restricted common stock which vest on December 31, 2022, assuming that Ms. Soco remains employed by the Company and/or Alternative Solutions, LLC, a wholly owned subsidiary of the Company, on such date.

4	Represents shares of our common stock held directly by Mr. Binder, our former Chairman and former Chief Executive Officer.

5	Represents shares of our common stock held indirectly by Mr. Silver through VJRA Corp.

6

Includes (i) 2,318,088 shares of common stock held directly by directors and named executive officers; (ii) 12,500 shares of our restricted common stock that vest on December 31, 2022; and (iii) 1,131,250 shares of common stock held indirectly by directors and named executive officers.

5% or Greater Stockholders

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common Stock	Navy Capital Green Fund, LP	12,398,628	(2)	15.38%
	28 Reichert Circle Westport, CT 06880

Common Stock	Navy Capital Green Co-Invest Fund, LLC	43,050,925	(3)	41.25%
	28 Reichert Circle Westport, CT 06880

Common Stock	Newcan Investment Partners LLC	4,729,342	(4)	6.52%
	16047 Collins Avenue, Unit 503 Sunny Isles Beach, FL 33160

Common Stock	Tribeca Investment Partners Pty Ltd - Tribeca Global Natural Resources Funds	53,239,250	(5)	47.33%
	Level 23 1 O’Connell St Sydney, New South Wales 2000

1

Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock. Beneficial ownership does not include any shares the holder may receive upon the conversion of interest that has accrued or that will accrue in the future with respect to the convertible debentures.

2

Includes (i) 4,285,281 shares of our common stock; (ii) 4,504,460 shares issuable upon conversion of convertible debentures; (iii) 2,252,230 shares issuable upon exercise of warrants that may be issued upon conversion of convertible debentures; and (iv) 1,356,657 shares of common stock issuable upon exercise of warrants that are currently exercisable. Navy Capital Green Fund, LP is a Delaware limited partnership, of which Navy Capital Green Management, LLC, a New York limited liability company, is the investment manager. The investment manager has shared power with Chetan Gulati, John Kaden and Sean Stiefel, the managers of the investment manager, to vote and dispose of the shares. This information is based on the Schedule 13D/A filed with the SEC on August 9, 2021.

3

Includes (i) 11,203,620 shares of our common stock; (ii) 18,017,830 shares issuable upon conversion of convertible debentures; (iii) 9,008,915 shares issuable upon exercise of warrants that may be issued upon conversion of convertible debentures; and (iv) 4,820,560 shares of common stock issuable upon exercise of warrants that are currently exercisable. Navy Capital Green Co-Invest Fund, LLC is a Delaware limited liability company, of which Navy Capital Green Management, LLC, a New York limited liability company, is the investment manager. The investment manager has shared power with Chetan Gulati, John Kaden and Sean Stiefel, the managers of the investment manager, to vote and dispose of the shares. This information is based on the Schedule 13D/A filed with the SEC on August 9, 2021.

4

Represents shares of our common stock held directly by Newcan Investment Partners LLC. Frank Koretsky is the beneficial owner and has voting and investment power over the securities held by Newcan Investment Partners LLC.

5

Includes (i) 13,274,780 shares of our common stock; (ii) 22,524,450 shares issuable upon conversion of convertible debentures; (iii) 11,262,225 shares issuable upon exercise of warrants that may be issued upon conversion of convertible debentures; and (iv) 6,177,795 shares of common stock issuable upon exercise of warrants that are currently exercisable. This information is based on information we received in connection with the stockholder’s purchase of our securities.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

As a result of the recent mandatory conversion of 60% of our convertible debentures, there has been a shift in the relative ownership of our common stock and warrants, with some of our convertible debenture holders, including the Navy Capital funds and the Tribeca Global Natural Resources funds, now owning significantly larger percentages of our common stock and warrants. Absent the exercise of warrants that are not currently in-the-money, none of these funds, individually, is in a position that it can control the Company, and we have not received any indication from any of these funds that it is part of a group that could control the Company, which group either intends to hold our stock passively or intends to exert control. As a result, we are not aware that a change in control of the Company has occurred but if our warrants become in-the-money and one or more of these funds exercises them, a change in control could occur.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended May 31, 2022, except that Navy Capital Green Fund, LP failed to file a Form 4 on a timely basis, which reflected one transaction.

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board of Directors, which is available on our website at www.clsholdingsinc.com/investors/ under “Governance Documents”. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of M&K CPAs, PLLC.

Our Audit Committee currently consists of all of the members of our Board of Directors, including David Zelinger, Andrew Glashow and Ross Silver. Mr. Glashow serves as chairman of the Audit Committee. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has determined that each of Ross Silver and David Zelinger is an independent director.

Our independent auditors have provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors the firm’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the fiscal year ended May 31, 2022 .

Respectfully Submitted

October 6, 2022

/s/ Andrew Glashow, Audit Committee Chairman

/s/ David Zelinger

/s/ Ross Silver

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Party Transactions

There have been no transactions since June 1, 2020 involving the Company, in which the amount exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of 5% or more of our common stock or certain other related persons had a direct or indirect material interest, and there are no such currently proposed transactions, other than as described below and the compensation arrangements described in this Proxy Statement under “Executive Compensation.”

On April 15, 2021, pursuant to an amendment to the subscription agreement for the 2018 convertible debenture offering, we agreed to provide Navy Capital Green Fund, LP, a beneficial owner of more than 5% of our common stock, the right to appoint an observer to our Board of Directors, which is initially Chetan Gulati.

PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2023

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged M&K CPAs, PLLC (“M&K”) as our independent auditors to audit our consolidated financial statements for the year ending May 31, 2023. As a matter of good corporate governance, we are requesting that stockholders ratify the Audit Committee’s appointment of M&K as independent auditors. If stockholders do not ratify the appointment of M&K, the Audit Committee will reevaluate the appointment, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been informed that representatives of M&K will not attend the 2022 Annual Meeting in person, but representatives will be available during the 2022 Annual Meeting by telephone, will have the opportunity to make a statement and will respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table shows fees that we paid (or accrued) for professional services rendered by M&K for our fiscal years ended May 31, 2022 and 2021.

	Year Ended May 31,
	2022	2021
Audit Fees (1)	$78,350	$63,150
Audit-Related Fees (2)	7,750	3,000
Tax fees (3)	-	-
All other fees	-	-
Total	$86,100	$66,150

1

Audit fees consist of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

2

Audit-related fees consist of fees billed for consents and registration statement reviews, as well as assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

3

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by M&K. The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by M&K during the year and estimated fees.

Our independent auditor for the fiscal year ended May 31, 2022 , M&K, has advised us that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee.  All professional services rendered by M&K during the fiscal year ended May 31, 2022 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of M&K as our independent certified public accountants for the fiscal year ending May 31, 2023 will be ratified if votes representing a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal 2.

The Board of Directors unanimously recommends that you vote FOR Proposal 2, to ratify the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023.

STOCKHOLDERS MATTERS

Stockholder Communications with the Board

Any stockholder may communicate by mail with the Board or individual directors by contacting our Corporate Secretary at CLS Holdings USA, Inc., 1800 Industrial Road, Suite 102, Las Vegas, NV 89102 or via our website at www.clsholdingsinc.com. The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications to others at the Company for review and possible response. Communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Stockholder Proposals for Inclusion in 2023 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2023 Annual Meeting of Stockholders must have delivered a proposal in writing to our principal executive offices no later than June 8, 2023 (or if we change the date of the 2022 Annual Meeting by more than 30 days from the date of this year’s 2022 Annual Meeting, a reasonable time before we begin to print and mail the proxy materials for the 2023 Annual Meeting). Proposals should be addressed to: Corporate Secretary, CLS Holdings USA, Inc., 11767 South Dixie Highway, Suite 115, Miami, Florida 33156. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Stockholder Proposals for Presentation at 2023 Annual Meeting

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2023 Annual Meeting of Stockholders, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting. If we give less than 70 days’ notice of the meeting date, however, notice by a stockholder will be deemed timely given if received by us not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever occurs first. A stockholder’s notice to the Corporate Secretary must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	The name and record address of the stockholder proposing such business,

•	The class and number of shares beneficially owned by the stockholder, and

•	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

•	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

•	We do not receive timely notice of the proposal in compliance with our Bylaws.

Interests of officers and directors in matters to be acted upon.

Except in the election of Andrew Glashow as a Class II director under Proposal 1, none of the Company’s officers or directors has any interest in any of the matters to be acted upon at the 2022 Annual Meeting.

OTHER BUSINESS

The Board knows of no other business to be brought before the 2022 Annual Meeting. If, however, any other business should properly come before the 2022 Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We are sending only one Notice or one proxy statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs.

Stockholders residing at the same address who currently receive only one copy of the Notice or proxy statement and who would like to receive an additional copy of the proxy statement for this 2022 Annual Meeting or for future meetings may contact our Corporate Secretary by phone at (888) 359-4666 or by mail addressed to our Corporate Secretary at 11767 South Dixie Highway, Suite 115, Miami, Florida 33156.

By Order of the Board of Directors,

Andrew Glashow

President and CEO

Miami, Florida

October 6, 2022

CLS HOLDINGS USA, INC. 11767 S. DIXIE HIGHWAY SUITE 115 MIAMI, FL 33156

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 16, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 16, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D60851-P61537	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLS HOLDINGS USA, INC.

The Board of Directors recommends a vote FOR the nominee listed in Proposal 1.

1. Election of Class II Director: To elect one member to the Board of Directors to serve for a three-year term as the Class II director.

Nominee:	For	Withhold

Andrew Glashow	☐	☐

The Board of Directors recommends a vote FOR Proposal 2.			For	Against	Abstain

2. Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023.			☐	☐	☐

NOTE: The Company may transact such other business as may properly come before the 2022 Annual Meeting, or any adjournments or postponements thereof.
		Yes	No

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.

		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D60852-P61537

CLS HOLDINGS USA, INC.

Annual Meeting of Stockholders

November 17, 2022 11:00 AM, EST

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Charlene Soco and Andrew Glashow, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of CLS HOLDINGS USA, INC. that the undersigned stockholder is entitled to vote at the 2022 Annual Meeting of Stockholders of the Company to be held at 11:00 AM, EST on November 17, 2022, at 1800 Industrial Road, Suite 102, Las Vegas, NV 89102, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side